Report of Independent Accountants on Applying
Agreed-Upon Procedures

Dell USA L.P.

One Dell Way

Round Rock, Texas 78682

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Dell USA L.P. on behalf of itself, Dell Inc., Dell Depositor L.L.C., and Dell Financial Services L.L.C. (together, the “Responsible Party” or “Company”) and RBC Capital Markets, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets associated with the potential issuance of asset backed notes by Dell Equipment Finance Trust 2020-2 (the “Transaction”). The Company is responsible for the accuracy of the attributes of the collateral assets included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 175 contracts. As instructed by the Responsible Party, the sample was selected randomly from a pool of assets, which the Responsible Party represents, is as of July 31, 2020 and is the collateral pool of assets for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	The value of collateral securing such assets; and
•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017 T: 646-471-3000, F: 813-286-6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed Upon Procedures
Dell Equipment Finance Trust 2020-2
August 31, 2020

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Data, Information and Documents Provided

As instructed by the Company, we selected a random sample of 175 contracts (the “Sample Receivables”) from a data file provided by the Company which the Company represents, is as of July 31, 2020 and is the collateral pool of assets for the Transaction.

The Company provided the following data, information, and documents related to the Sample Receivables:

1.	Screenshots from an archived version of the InfoLease system on August 12, 2020, August 13, 2020, August 20, 2020, August 21, 2020 and August 24, 2020 which the Company represents is as of July 31, 2020 (the “Receivable File”).
2.	An Excel data file containing certain data points for the Sample Receivables (the “Contract Detail File”), which the Company represents is from the Company’s InfoLease system as of July 31, 2020.
3.	An Excel file containing a mapping of acceptable variations for the names of lessees (the “Name of Lessee Mapping File”).

Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables. For purposes of procedures 1 and 2 below, in the event that a Receivable File was not clear, data was missing, or there was a question with regard to information contained in the Receivable File relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification prior to reporting any exceptions. Our findings as a result of performing the procedures are attached in Exhibit I.

1.	For each Sample Receivable, we compared and agreed the items listed below as set forth in the Contract Detail File to information contained in the Receivable File:

Report of Independent Accountants on Applying Agreed Upon Procedures
Dell Equipment Finance Trust 2020-2
August 31, 2020

a.	Account number
b.	Name of lessee
c.	State of bill recipient
d.	Original term of receivable
e.	SIC code. As instructed by the Company, we did not perform this agreed-upon procedure relating to the SIC code if there was no SIC code provided in the Contract Detail File.
f.	Aging bucket
g.	Residual
h.	Contract remaining balance
i.	Receivable maturity date
j.	Delinquent amount
k.	Rent now due

With respect to procedure 1.b, Name of lessee, we used the Name of Lessee Mapping File to perform this procedure and to determine acceptable naming variations as specified by the Company.

2.	For each Sample Receivable, we re-computed the following items using the methodologies provided by the Company and the data in the Receivable File, and agreed our results to the respective amounts in the Contract Detail File:
a.	IRR/Yield
b.	Next due date

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the Transaction or the collateral associated with the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;
ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

Report of Independent Accountants on Applying Agreed Upon Procedures
Dell Equipment Finance Trust 2020-2
August 31, 2020

/s/ PricewaterhouseCoopers LLP

New York, New York

August 31, 2020

Report of Independent Accountants on Applying Agreed Upon Procedures
Dell Equipment Finance Trust 2020-2
August 31, 2020

Exhibit I

No exceptions noted.